EXHIBIT 99.1

--------------------------------------------------------------------------------
Securitized Products          [MORGAN STANLEY LOGO]             February 7, 2005
      Group
--------------------------------------------------------------------------------


                                 CMBS NEW ISSUE
                        PRELIMINARY COLLATERAL TERM SHEET

       -------------------------------------------------------------------

                                 $1,426,446,000

                                  (APPROXIMATE)

                          MORGAN STANLEY CAPITAL I INC.
                                  AS DEPOSITOR

                      MORGAN STANLEY MORTGAGE CAPITAL INC.
                          IXIS REAL ESTATE CAPITAL INC.
                        PRINCIPAL COMMERCIAL FUNDING, LLC
                   MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
                                    NCB, FSB
                      UNION CENTRAL MORTGAGE FUNDING, INC.
              TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                           WASHINGTON MUTUAL BANK, FA

                            AS MORTGAGE LOAN SELLERS


                   ------------------------------------------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-IQ9

                   ------------------------------------------


                                 MORGAN STANLEY

                          SOLE LEAD BOOKRUNNING MANAGER


RBS GREENWICH CAPITAL                         IXIS SECURITIES NORTH AMERICA INC.
     CO-MANAGER                                           CO-MANAGER


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS Securities North America Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,426,446,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ9


TRANSACTION FEATURES
--------------------
o        Sellers:



---------------------------------------------------------------------------------------------------------------
                                                         NO. OF     NO. OF     CUT-OFF DATE         % OF
SELLERS                                                   LOANS     PROPS.      BALANCE ($)         POOL
---------------------------------------------------------------------------------------------------------------

 Morgan Stanley Mortgage Capital Inc.                        6          6       359,126,924         23.4
 IXIS Real Estate Capital Inc.                              21         23       278,820,858         18.2
 Principal Commercial Funding, LLC                          12         12       240,328,366         15.7
 Massachusetts Mutual Life Insurance Company                49         48       192,096,424         12.5
 NCB, FSB                                                   73         73       186,306,078         12.2
 Union Central Mortgage Funding, Inc.                       54         58       103,220,246          6.7
 Teachers Insurance and Annuity Association of America       6          6        92,782,821          6.1
 Washington Mutual Bank, FA                                 20         20        79,072,704          5.2
---------------------------------------------------------------------------------------------------------------
 TOTAL:                                                    241        246    $1,531,754,421         100.0%
---------------------------------------------------------------------------------------------------------------


o   Loan Pool:

    o   Average Cut-off Date Balance: $6,355,827

    o   Largest Mortgage Loan by Cut-off Date Balance: $146,250,000

    o Five largest and ten largest loans: 35.5% and 45.3% of pool, respectively

o   Credit Statistics:

    o   Weighted average debt service coverage ratio of 2.05x

    o Weighted average current loan-to-value ratio of 59.4%; weighted average balloon loan-to-value ratio of 50.3%

o   Property Types:

[GRAPHIC OMITTED]

Retail                        27.1%
Industrial                     6.6%
Hospitality                    2.0%
Assisted Living Facility       1.0%
Self Storage                   0.4%
Mixed Used                     0.3%
Office                        34.3%
Multifamily                   28.4%

o Call Protection: Please refer to the prepayment tables on pages T-24 to T-26 and Appendix II of the Prospectus Supplement

o Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Trustee in addition to detailed payment and delinquency information. Information provided by the Trustee is expected to be available at www.etrustee.net. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer

o Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS Securities North America Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------
                                      T-2

                          $1,426,446,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ9


OFFERED CERTIFICATES
--------------------



---------------------------------------------------------------------------------------------------------------------------------
             APPROXIMATE                                                                              APPROXIMATE   CERTIFICATE
               INITIAL                                                              EXPECTED FINAL      INITIAL      PRINCIPAL
             CERTIFICATE    SUBORDINATION     RATINGS      AVERAGE     PRINCIPAL     DISTRIBUTION    PASS-THROUGH     TO VALUE
   CLASS     BALANCE(1)        LEVELS       (S&P/FITCH)   LIFE(2)(3)  WINDOW(2)(4)      DATE(2)         RATE(5)       RATIO(6)
---------------------------------------------------------------------------------------------------------------------------------

  A-1(7)      $62,100,000      20.000%        AAA/AAA        2.62         1-58        12/15/2009          TBD          47.52%
---------------------------------------------------------------------------------------------------------------------------------
  A-2(7)     $112,600,000      20.000%        AAA/AAA        4.95        58-60        02/15/2010          TBD          47.52%
---------------------------------------------------------------------------------------------------------------------------------
  A-3(7)     $194,700,000      20.000%        AAA/AAA        6.81        80-89        07/15/2012          TBD          47.52%
---------------------------------------------------------------------------------------------------------------------------------
  A-4(7)      $94,400,000      20.000%        AAA/AAA        8.36        92-102       08/15/2013          TBD          47.52%
---------------------------------------------------------------------------------------------------------------------------------
  A-AB(7)     $43,800,000      20.000%        AAA/AAA        6.70        60-109       03/15/2014          TBD          47.52%
---------------------------------------------------------------------------------------------------------------------------------
  A-5(7)     $446,242,000      20.000%        AAA/AAA        9.62       109-118       12/15/2014          TBD          47.52%
---------------------------------------------------------------------------------------------------------------------------------
  A-1A(7)    $271,561,000      20.000%        AAA/AAA        8.83        1-119        01/15/2015          TBD          47.52%
---------------------------------------------------------------------------------------------------------------------------------
    A-J      $130,199,000      11.500%        AAA/AAA        9.93       119-128       10/15/2015          TBD          52.57%
---------------------------------------------------------------------------------------------------------------------------------
     B        $32,550,000      9.375%          AA/AA        11.33       128-143       01/15/2017          TBD          53.83%
---------------------------------------------------------------------------------------------------------------------------------
     C        $11,488,000      8.625%         AA-/AA-       11.97       143-145       03/15/2017          TBD          54.28%
---------------------------------------------------------------------------------------------------------------------------------
     D        $26,806,000      6.875%           A/A         12.32       145-149       07/15/2017          TBD          55.32%
---------------------------------------------------------------------------------------------------------------------------------


PRIVATE CERTIFICATES (8)
------------------------

------------------------------------------------------------------------------------------------------------------------------------
               APPROXIMATE
                 INITIAL                           RATINGS                                    EXPECTED     APPROXIMATE   CERTIFICATE
               CERTIFICATE                                                                      FINAL        INITIAL      PRINCIPAL
                BALANCE OR       SUBORDINATION                   AVERAGE       PRINCIPAL    DISTRIBUTION   PASS-THROUGH    TO VALUE
   CLASS    NOTIONAL AMOUNT(1)       LEVELS      (S&P/FITCH)    LIFE(2)(3)   WINDOW(2)(4)      DATE(2)       RATE(5)       RATIO(6)
------------------------------------------------------------------------------------------------------------------------------------
     E           $15,317,000         5.875%         A-/A-         12.50         149-152      10/15/2017        TBD          55.91%
------------------------------------------------------------------------------------------------------------------------------------
     F           $15,318,000         4.875%       BBB+/BBB+       12.77         152-156      02/15/2018        TBD          56.50%
------------------------------------------------------------------------------------------------------------------------------------
     G           $11,488,000         4.125%        BBB/BBB        13.26         156-161      07/15/2018        TBD          56.95%
------------------------------------------------------------------------------------------------------------------------------------
     H           $17,232,000         3.000%       BBB-/BBB-       13.77         161-172      06/15/2019        TBD          57.62%
------------------------------------------------------------------------------------------------------------------------------------
   J - P         $45,953,421          ----          ----          ----           ----           ----           TBD          59.40%
------------------------------------------------------------------------------------------------------------------------------------
  X-1(9)      $1,531,754,421          ----         AAA/AAA        ----           ----           ----      Variable Rate      ----
------------------------------------------------------------------------------------------------------------------------------------
  X-2(9)      $1,491,944,000          ----         AAA/AAA        ----           ----           ----      Variable Rate      ----
------------------------------------------------------------------------------------------------------------------------------------
  X-Y(9)        $168,257,608          ----         AAA/AAA        ----           ----           ----      Variable Rate      ----
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS Securities North America Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------
                                      T-3

                          $1,426,446,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ9



Notes:  (1)  As of February 2005. In the case of each such Class, subject to a permitted variance of plus or minus 5%.

        (2) Based on the Structuring Assumptions, assuming 0% CPR as described in the Prospectus Supplement.

        (3)  Average life is expressed in terms of years.

        (4) Principal window is the period (expressed in terms of months and commencing with the month of March 2005) during which distributions of principal are expected to be made to the holders of each designated Class.

        (5) The Class A-1, Class A-2 Class A-3, Class A-4, Class A-AB, Class A-5 and Class A-1A Certificates will accrue interest at a fixed rate. The Class A-J, Class B, Class C and Class D Certificates will accrue interest at either (i) a fixed rate or (ii) a fixed rate subject to a cap at the Weighted Average Net Mortgage Rate. Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the Weighted Average Net Mortgage Rate or (iii) a rate equal to the Weighted Average Net Mortgage Rate less a specified percentage.

             The "Weighted Average Net Mortgage Rate" for a particular distribution date is a weighted average of the interest rates on the mortgage loans (which interest rates, with respect to the residential cooperative mortgage loans, are reduced by the Class X-Y Strip Rate) minus a weighted average administrative cost rate. The relevant weighting is based upon the respective scheduled principal balances of the mortgage loans as in effect immediately prior to the relevant distribution date.

             The Class X-1, Class X-2 and Class X-Y Certificates will accrue interest at a variable rate. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5 and Class A-1A will be collectively known as the "Senior Class A Certificates", the Class A-J will be known as the "Junior Class A Certificates" and together with the Senior Class A Certificates, the "Class A Certificates". The Class X-1, Class X-2 and Class X-Y Certificates will be collectively known as the "Class X Certificates."

        (6) Certificate Principal to Value Ratio is calculated by dividing the Certificate Balance of each Class and all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio. The Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5 and Class A-1A Certificate Principal to Value Ratio is calculated based upon the aggregate of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5 and Class A-1A Certificate Balances.

        (7) For purposes of making distributions to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5 and Class A-1A Certificates, the pool of mortgage loans will be deemed to consist of two distinct loan groups, loan group 1 and loan group 2. Loan group 1 will consist of 168 mortgage loans, representing approximately 82.3% of the initial outstanding pool balance. Loan group 2 will consist of 73 mortgage loans, representing approximately 17.7% of the initial outstanding pool balance. Generally, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-5 Certificates will only be entitled to receive distributions of principal collected or advanced in respect of mortgage loans in loan group 1 and from loan group 2 after the certificate principal balance of the Class A-1A Certificates has been reduced to zero. The Class A-1A Certificates will generally only be entitled to receive distributions of principal collected or advanced in respect of the mortgage loans in loan group 2 and from loan group 1 after the certificate principal balance of the Class A-5 Certificates has been reduced to zero. However, on and after any distribution date on which the certificate principal balances of the Class A-J through Class P Certificates have been reduced to zero, distributions of principal collected or advanced in respect of the pool of mortgage loans will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5 and Class A-1A Certificates, pro rata, up to the principal distribution amount for such distribution date. Interest will be paid concurrently, (i) on Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-5 pro rata, from the portion of the available distribution amount for such distribution date that is attributable to the mortgage loans in loan group 1; (ii) on Class A-1A from the portion of the available distribution amount for such distribution date that is attributable to the mortgage loans in loan group 2; and (iii) on Class X-1, Class X-2 and Class X-Y, pro rata, from the available distribution amount, in each case in accordance with their interest entitlements. However, if on any distribution date, the available distribution amount (or applicable portion thereof) is insufficient to pay in full the total amount of interest to be paid to any of the Class A or Class X Certificates on such distribution date as described above, the available distribution amount will be allocated among all these classes, pro rata, in accordance with their interest entitlements for such distribution date, without regard to loan group.

        (8)  Certificates to be offered privately pursuant to Rule 144A.

        (9) The Class X-1, X-2 and X-Y Notional Amounts are defined herein and in the Prospectus Supplement.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS Securities North America Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------
                                      T-4

                          $1,426,446,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ9




I.  ISSUE CHARACTERISTICS

ISSUE TYPE:                     Public: Classes A-1, A-2, A-3, A-4, A-AB, A-5, A-1A, A-J, B, C and D (the "Offered
                                Certificates")

                                Private (Rule 144A): Classes X-1, X-2, X-Y, E, F, G, H, J, K, L, M, N, O and P

SECURITIES OFFERED:             $1,426,446,000 monthly pay, multi-class, sequential pay commercial mortgage REMIC
                                Pass-Through Certificates, including eleven principal and interest classes (Classes A-1,
                                A-2, A-3, A-4, A-AB, A-5, A-1A, A-J, B, C and D)

MORTGAGE POOL:                  The mortgage pool consists of 241 mortgage loans (which includes 168 mortgage loans in loan group 1 and 73 mortgage loans in loan group 2) with an aggregate principal balance of all mortgage loans as of the Cut-Off Date of approximately $1,531,754,421 (which includes $1,260,193,084 in loan group 1 and $271,561,337 in loan group 2), which may vary by up to 5%. Loan group 1 will consist of (i) all of the mortgage loans that are secured by property types other than multifamily and (ii) 55 mortgage loans that are secured by multifamily properties and that are not included in loan group 2. Loan group
                                2 will consist of 73 mortgage loans that are secured by mortgaged properties that are multifamily properties.

SELLERS:                        Morgan Stanley Mortgage Capital Inc.; IXIS Real Estate Capital Inc.; Principal
                                Commercial Funding, LLC; Massachusetts Mutual Life Insurance Company; NCB, FSB; Union
                                Central Mortgage Funding, Inc.; Teachers Insurance and Annuity Association of America;
                                and Washington Mutual Bank, FA

LEAD BOOKRUNNING MANAGER:       Morgan Stanley & Co. Incorporated

CO-MANAGERS:                    Greenwich Capital Markets, Inc. and IXIS Securities North America Inc.

MASTER SERVICER:                Wells Fargo Bank, National Association will act as master servicer with respect to all of the mortgage loans in the trust, other than the mortgage loans sold to the trust by
                                NCB, FSB. NCB, FSB will act as master servicer with respect to the mortgage loans sold to the trust by NCB, FSB

PRIMARY SERVICERS:              Principal Global Investors, LLC with respect to those mortgage loans sold to the trust by Principal Commercial Funding, LLC, Babson Capital Management LLC with respect to those mortgage loans sold to the trust by Massachusetts Mutual Life Insurance Company,
                                Union Central Mortgage Funding, Inc. with respect to those mortgage loans sold to the trust by Union Central Mortgage Funding, Inc., and Washington Mutual Bank, FA with respect to those mortgage loans sold to the trust by Washington Mutual Bank, FA

SPECIAL SERVICER:               Midland Loan Services, Inc. will act as special servicer with respect to all of the mortgage loans in the trust, other than the residential cooperative mortgage loans.
                                National Consumer Cooperative Bank will act as special servicer with respect to the residential cooperative mortgage loans

TRUSTEE, PAYING AGENT AND       LaSalle Bank National Association
CERTIFICATE REGISTRAR:


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS Securities North America Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------
                                      T-5

                          $1,426,446,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ9




CUT-OFF DATE:                   February 1, 2005

PRICING DATE:                   On or about February 15, 2005

CLOSING DATE:                   On or about February 24, 2005

DISTRIBUTION DATES:             The 15th day of each month, commencing in March 2005 (or if the 15th is not a business day, the next succeeding business day)

MINIMUM DENOMINATIONS:          $25,000 for the Class A Certificates and $100,000 for all other Offered Certificates and in multiples of $1 thereafter

SETTLEMENT TERMS:               DTC, Euroclear and Clearstream, same day funds, with accrued interest

LEGAL/REGULATORY STATUS:        Classes A-1, A-2, A-3, A-4, A-AB, A-5, A-1A, A-J, B, C and D are expected to be eligible for exemptive relief under ERISA. No Class of Certificates is SMMEA eligible

RISK FACTORS:                   THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY NOT BE SUITABLE FOR ALL INVESTORS. SEE
                                THE "RISK FACTORS" SECTION OF THE PROSPECTUS SUPPLEMENT AND THE "RISK FACTORS" SECTION
                                OF THE PROSPECTUS








--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS Securities North America Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------
                                      T-6

                          $1,426,446,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ9


II. STRUCTURE CHARACTERISTICS

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5 and Class A-1A Certificates are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class A-J, Class B, Class C and Class D Certificates will accrue interest at either (i) a fixed rate or (ii) a fixed rate subject to a cap at the Weighted Average Net Mortgage Rate. The Class E, Class F, Class G, Class H, Class J, Class K, Class L, Class M, Class N, Class O and Class P Certificates will each accrue interest at either (i) a fixed rate,
(ii) a fixed rate subject to a cap at the Weighted Average Net Mortgage Rate or
(iii) a rate equal to the Weighted Average Net Mortgage Rate less a specified percentage. The Class X-1, Class X-2 and Class X-Y Certificates will accrue interest at a variable rate. The Class X-Y pass-through rate will be a variable rate equal to the weighted average from time to time of various Class X-Y strip rates attributable to each of the residential cooperative mortgage loans. The Class X-Y Strip for each of the residential cooperative mortgage loans is approximately equal to 0.15% per annum. For certain information concerning the distribution of principal and interest to the Class A and Class X Certificates, see "Offered Certificates" and "Private Certificates" herein and "Description of the Offered Certificates - Distributions" in the Prospectus Supplement.

IO STRUCTURE

[CHART OMITTED]


                                    Month         0        24        36   48      60       72     84      Maturity

Class A-1      AAA/AAA    [%]                                                                              $62.1MM
Class A-2      AAA/AAA    [%]                                                                             $112.6MM
Class A-3      AAA/AAA    [%]                                                                             $194.7MM
Class A-4      AAA/AAA    [%]                                                                              $94.4MM
Class A-AB     AAA/AAA    [%]                                                                              $43.8MM
Class A-5      AAA/AAA    [%]                                                                             $446.2MM
Class A-1A     AAA/AAA    [%]                                                                             $271.6MM
Class A-J      AAA/AAA    [%]                                                                             $130.2MM
Class B        AA/AA      [%]                                                                              $32.6MM
Class C        AA-/AA-    [%]                                                                              $11.5MM
Class D        A/A        [%]                                                                              $26.8MM
Class E        A-/A-      [%]                                                                              $15.3MM
Class F        BBB+/BBB+  [%]                                                                              $15.3MM
Class G        BBB/BBB    [%]                                                                              $11.5MM
Class H        BBB-/BBB-  [%]                                                                              $17.2MM
Class J        BB+/BB+    [%]                                                                               $5.7MM
Class K        BB/BB      [%]                                                                               $7.7MM
Class L        BB-/BB-    [%]                                                                               $5.7MM
Class M - P    B+/B+ to NR[%]                                                                              $26.8MM

[        ] X-1 + X-2 IO Strip   [        ] X-1  [        ] X-2    [        ] NR = Not Rated






--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS Securities North America Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------
                                      T-7

                          $1,426,446,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ9


Class X-1, Class X-2 and Class   The Notional Amount of the Class X-1
X-Y Notional Balances:           Certificates will be equal to the aggregate of
                                 the certificate balances of the classes of Principal Balance Certificates outstanding from time to time. The Notional Amount of the Class
                                 X-2 Certificates at any time on or before the Distribution Date occurring in February 2012 will be an amount equal to the aggregate
                                 Certificate Balances of the Class A-1, Class
                                 A-2, Class A-3, Class A-4, Class A-AB, Class
                                 A-5, Class A-1A, Class A-J, Class B, Class C,
                                 Class D, Class E, Class F, Class G, Class H,
                                 Class J, Class K and Class L Certificates.
                                 After the February 2012 Distribution Date, the
                                 Notional Amount of the Class X-2 Certificates will be equal to zero. As of any Distribution
                                 Date, the Certificate Balances of the Class
                                 A-1, Class A-2, Class A-3, Class A-4, Class
                                 A-AB, Class A-5, Class A-1A, Class A-J, Class
                                 B, Class C, Class D, Class E, Class F, Class G,
                                 Class H, Class J, Class K and Class L
                                 Certificates will generally be equal to the lesser of (i) the Certificate Balance of the corresponding Class of Principal Balance
                                 Certificates as of such date (taking into account any distributions of principal made on, and any Realized Losses and Expense Losses allocated to, such Classes of Principal Balance
                                 Certificates) and (ii) the amount specified for such Component and such Distribution Date on
                                 Schedule I.

                                 Accordingly, the Notional Amount of the Class X-1 Certificates will be reduced on each Distribution Date by any distributions of principal actually made on, and any Realized Losses and Expense Losses of principal actually allocated to any class of Principal Balance Certificates. The Notional Amount of the Class X-2 Certificates will be reduced on each Distribution Date by any distributions of principal actually made on, and any Realized Losses and Expense Losses of principal actually allocated to any component and any Class of Certificates included in the calculation of the Notional Amount for the Class X-2 Certificates on such Distribution Date, as described above to the extent that such distribution or allocation of Realized Losses and Expense Losses reduces the principal balance of the related Class of Certificates to a balance that is lower than the amount shown on Schedule I. Holders of the Class X-2 Certificates will not be entitled to distributions of interest at any time following the Distribution Date occurring in February 2012.

                                 The Notional Amount of the Class X-Y
                                 Certificates, as of any date of determination, will be equal to the total principal balance of the residential cooperative mortgage loans in the trust. The Notional Amount of the Class X-Y Certificates will be reduced on each distribution date by collections and advances of principal on the residential cooperative mortgage loans previously distributed, and losses on those mortgage loans previously allocated, to the Series 2005-IQ9 certificateholders.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS Securities North America Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------
                                      T-8

                          $1,426,446,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ9


                                 Upon initial issuance, the aggregate Notional Amount of the Class X-1 Certificates, Class X-2 and Class X-Y Certificates will be $1,531,754,421, $1,491,944,000 and
                                 $168,257,608, respectively, subject in each case to a permitted variance of plus or minus 5%. The Notional Amount of each Class X Certificate is used solely for the purpose of determining the amount of interest to be distributed on such Certificate and does not represent the right to receive any distributions of principal.

                                 The Residual Certificates will not have
                                 Certificate Balances or Notional Amounts.







--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS Securities North America Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,426,446,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-IQ9

SCHEDULE I(1)



COMPONENT NOTIONAL BALANCE
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION DATES (INCLUSIVE)           CLASS A-1      CLASS A-2      CLASS A-3      CLASS A-4     CLASS A-AB         CLASS A-5
------------------------------------------------------------------------------------------------------------------------------------

March 2005 to February 2006            $52,517,000   $112,600,000   $194,700,000    $94,400,000    $43,800,000      $446,242,000
March 2006 to August 2006              $26,522,000   $112,600,000   $194,700,000    $94,400,000    $43,800,000      $446,242,000
September 2006 to February 2007                 $0   $109,822,000   $194,700,000    $94,400,000    $43,800,000      $446,242,000
March 2007 to August 2007                       $0    $80,687,000   $194,700,000    $94,400,000    $43,800,000      $446,242,000
September 2007 to February 2008                 $0    $52,590,000   $194,700,000    $94,400,000    $43,800,000      $446,242,000
March 2008 to August 2008                       $0    $25,180,000   $194,700,000    $94,400,000    $43,800,000      $446,242,000
September 2008 to February 2009                 $0             $0   $193,244,000    $94,400,000    $43,800,000      $446,242,000
March 2009 to August 2009                       $0             $0   $166,431,000    $94,400,000    $43,800,000      $446,242,000
September 2009 to February 2010                 $0             $0    $54,128,000    $94,400,000    $43,800,000      $446,242,000
March 2010 to August 2010                       $0             $0    $37,879,000    $94,400,000    $36,526,000      $446,242,000
September 2010 to February 2011                 $0             $0     $9,561,000    $94,400,000    $27,948,000      $446,242,000
March 2011 to August 2011                       $0             $0             $0    $81,883,000    $18,865,000      $446,242,000
September 2011 to February 2012                 $0             $0             $0             $0             $0      $424,350,000
March 2012                                      $0             $0             $0             $0             $0                $0
------------------------------------------------------------------------------------------------------------------------------------



COMPONENT NOTIONAL BALANCE (CONT'D)


------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION DATES (INCLUSIVE)          CLASS A-1A      CLASS A-J        CLASS B        CLASS C        CLASS D           CLASS E
------------------------------------------------------------------------------------------------------------------------------------
March 2005 to February 2006           $268,140,000   $130,199,000    $32,550,000    $11,488,000    $26,806,000       $15,317,000
March 2006 to August 2006             $261,809,000   $130,199,000    $32,550,000    $11,488,000    $26,806,000       $15,317,000
September 2006 to February 2007       $254,791,000   $130,199,000    $32,550,000    $11,488,000    $26,806,000       $15,317,000
March 2007 to August 2007             $247,942,000   $130,199,000    $32,550,000    $11,488,000    $26,806,000       $15,317,000
September 2007 to February 2008       $241,287,000   $130,199,000    $32,550,000    $11,488,000    $26,806,000       $15,317,000
March 2008 to August 2008             $234,795,000   $130,199,000    $32,550,000    $11,488,000    $26,806,000       $15,317,000
September 2008 to February 2009       $228,481,000   $130,199,000    $32,550,000    $11,488,000    $26,806,000       $15,317,000
March 2009 to August 2009             $222,315,000   $130,199,000    $32,550,000    $11,488,000    $26,806,000        $4,767,000
September 2009 to February 2010       $216,320,000   $130,199,000    $32,550,000    $11,488,000    $18,873,000                $0
March 2010 to August 2010             $210,464,000   $130,199,000    $32,550,000    $11,488,000     $7,418,000                $0
September 2010 to February 2011       $204,768,000   $130,199,000    $32,550,000     $8,016,000             $0                $0
March 2011 to August 2011             $199,202,000   $130,199,000    $30,103,000             $0             $0                $0
September 2011 to February 2012       $187,968,000   $130,199,000    $20,350,000             $0             $0                $0
March 2012                                      $0             $0             $0             $0             $0                $0
------------------------------------------------------------------------------------------------------------------------------------


COMPONENT NOTIONAL BALANCE (CONT'D)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION DATES (INCLUSIVE)             CLASS F        CLASS G        CLASS H        CLASS J        CLASS K           CLASS L
------------------------------------------------------------------------------------------------------------------------------------
March 2005 to February 2006            $15,318,000    $11,488,000    $17,232,000     $5,744,000     $7,659,000        $5,744,000
March 2006 to August 2006              $15,318,000    $11,488,000    $17,232,000     $5,744,000     $7,659,000        $5,744,000
September 2006 to February 2007        $15,318,000    $11,488,000    $17,232,000     $5,744,000     $7,659,000        $3,102,000
March 2007 to August 2007              $15,318,000    $11,488,000    $17,232,000     $1,235,000             $0                $0
September 2007 to February 2008        $15,318,000    $11,488,000     $3,736,000             $0             $0                $0
March 2008 to August 2008              $15,318,000     $1,019,000             $0             $0             $0                $0
September 2008 to February 2009         $2,645,000             $0             $0             $0             $0                $0
March 2009 to August 2009                       $0             $0             $0             $0             $0                $0
September 2009 to February 2010                 $0             $0             $0             $0             $0                $0
March 2010 to August 2010                       $0             $0             $0             $0             $0                $0
September 2010 to February 2011                 $0             $0             $0             $0             $0                $0
March 2011 to August 2011                       $0             $0             $0             $0             $0                $0
September 2011 to February 2012                 $0             $0             $0             $0             $0                $0
March 2012                                      $0             $0             $0             $0             $0                $0
------------------------------------------------------------------------------------------------------------------------------------


Note:
(1) To be determined prior to pricing

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS Securities North America Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                               FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,426,446,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ9


Class X-1, X-2, and X-Y    The Pass-Through Rate applicable to the Class X-1
Pass-Through Rates:        Certificates for the initial Distribution Date will
                           equal approximately [ ]% per annum. The Pass-Through
                           Rate applicable to the Class X-1 Certificates for each Distribution Date subsequent to the initial
                           Distribution Date will equal the weighted average of the respective strip rates (the "Class X-1 Strip
                           Rates") at which interest accrues from time to time on the respective components of the total Notional
                           Amount of the Class X-1 Certificates outstanding immediately prior to the related Distribution Date
                           (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will be comprised of all or a designated portion of the Certificate Balance of one of the classes of the Principal Balance Certificates. In general, the
                           Certificate Balance of each class of Principal
                           Balance Certificates will constitute a separate component of the total Notional Amount of the Class
                           X-1 Certificates; provided that, if a portion, but not all, of the Certificate Balance of any particular class of Principal Balance Certificates is identified in Schedule I as being part of the total Notional
                           Amount of the Class X-2 Certificates immediately prior to any Distribution Date, then that identified portion of such Certificate Balance will also represent one or more separate components of the total Notional Amount of the Class X-1 Certificates for purposes of calculating the accrual of interest for the related Distribution Date, and the remaining portion of such Certificate Balance will represent one or more other separate components of the Class
                           X-1 Certificates for purposes of calculating the accrual of interest for the related Distribution
                           Date. For any Distribution Date occurring on or before February 2012, on any particular component of the total Notional Amount of the Class X-1
                           Certificates immediately prior to the related
                           Distribution Date, the applicable Class X-1 Strip
                           Rate will be calculated as follows:

                           o if such particular component consists of the entire Certificate Balance of any class of Principal Balance Certificates, and if such Certificate Balance also constitutes, in its entirety, a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the greater of (i) the rate per annum corresponding to such Distribution Date as set forth on Schedule A to the Prospectus Supplement and (ii) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates;



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS Securities North America Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,426,446,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ9

                           o if such particular component consists of a designated portion (but not all) of the Certificate Balance of any class of Principal Balance Certificates, and if such designated portion of such Certificate Balance also constitutes a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the greater of (i) the rate per annum corresponding to such Distribution Date as set forth on Schedule A to the Prospectus and (ii) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates;

                           o if such particular component consists of the entire Certificate Balance of any class of Principal Balance Certificates, and if such Certificate Balance does not, in whole or in part, also constitute a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates; and

                           o if such particular component consists of a designated portion (but not all) of the Certificate Balance of any class of Principal Balance Certificates, and if such designated portion of such Certificate Balance does not also constitute a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates.

                           For any Distribution Date occurring after February 2012, the Certificate Balance of each class of Principal Balance Certificates will constitute a single separate component of the total Notional Amount of the Class X-1 Certificates, and the applicable Class X-1 Strip Rate with respect to each such component for each such Distribution Date will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over
                           (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates.

                           Under no circumstances will the Class X-1 Strip Rate be less than zero.



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS Securities North America Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,426,446,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ9


                           The Pass-Through Rate applicable to the Class X-2 Certificates for the initial Distribution Date will equal approximately [ ]% per annum. The Pass-Through Rate applicable to the Class X-2 Certificates for each Distribution Date subsequent to the initial Distribution Date and on or before the Distribution Date in February 2012 will equal the weighted average of the respective strip rates (the "Class X-2 Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X-2 Certificates outstanding immediately prior to the related Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will be comprised of all or a designated portion of the Certificate Balance of a specified class of Principal Balance Certificates. If all or a designated portion of the Certificate Balance of any class of Principal Balance Certificates is identified in Schedule I as being part of the total Notional Amount of the Class X-2 Certificates immediately prior to any Distribution Date, then that Certificate Balance (or designated portion thereof) will represent one or more separate components of the total Notional Amount of the Class X-2 Certificates for purposes of calculating the accrual of interest for the related Distribution Date. For any Distribution Date occurring on or before February 2012, on any particular component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, the applicable Class X-2 Strip Rate will equal the excess, if any, of:

                           o the lesser of (a) the rate per annum corresponding to such Distribution Date as set forth on Schedule A to the Prospectus Supplement and (b) the Weighted Average Net Mortgage Rate for such Distribution Date, over

                           o the Pass-Through Rate for such Distribution Date for the class of Principal Balance Certificates whose Certificate Balance, or a designated portion thereof, comprises such component.

                           Under no circumstances will the Class X-2 Strip Rate be less than zero.

                           The pass through rate for the Class X-Y Certificates for each distribution date will be a variable rate equal to the weighted average from time to time of various Class X-Y Strip Rates attributable to each of the residential cooperative mortgage loans. The Class X-Y Strip Rate for each residential cooperative mortgage loan is approximately equal to 0.15% per annum; provided that, if the subject residential cooperative mortgage loan accrues interest on the basis of the actual number of days elapsed during each 1-month interest accrual period in a year assumed to consist of 360 days, then the foregoing 0.15% will be multiplied by a fraction, expressed as a percentage, the numerator of which is the number of days in the subject interest accrual period, and the denominator of which is 30.

                           Under no circumstances will the Class X-Y Strip Rate be less than zero.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS Securities North America Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,426,446,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ9


Yield Maintenance/Prepayment   On any Distribution Date prior to and including
Premium Allocation:            the Distribution Date on which the Certificate
                               Balance of the Class A Certificates has been reduced to zero, Prepayment Premiums or Yield
                               Maintenance Charges collected in respect of each mortgage loan included in a particular Loan Group during the related Collection Period will be distributed to the holders of each of the Class
                               A-1, Class A-2, Class A-3, Class A-4, Class A-AB,
                               Class A-5, Class A-1A, Class A-J, Class B, Class
                               C, Class D, Class E, Class F, Class G and Class H
                               Certificates then entitled to distributions of principal on such Distribution Date. Such holders will receive an amount equal to the product of
                               (a) a fraction, the numerator of which is the amount distributed as principal to the holders of that class in respect of the mortgage loans in that Loan Group on that Distribution Date, and the denominator of which is the total amount distributed as principal to the holders of all classes of certificates representing principal payments in respect of the mortgage loans included in that Loan Group on that Distribution
                               Date, (b) a fraction not greater than one and not less than zero, whose numerator is the difference between (i) the Pass-Through Rate on that class of certificates, and (ii) the Discount Rate (as defined in the Prospectus Supplement) used in calculating the Prepayment Premium or Yield
                               Maintenance Charge with respect to the principal prepayment (or the current Discount Rate if not used in such calculation) and whose denominator is the difference between (i) the mortgage rate on the related mortgage loan and (ii) the Discount Rate used in calculating the Prepayment
                               Premium or Yield Maintenance Charge with respect to that principal prepayment (or the current
                               Discount Rate if not used in such calculation) and (c) the amount of the Prepayment Premium or Yield Maintenance Charge collected in respect of such principal prepayment during the related
                               Collection Period.

                               On any Distribution Date following the
                               Distribution Date on which the Certificate
                               Balance of the Senior Class A Certificates has been reduced to zero, Prepayment Premiums or Yield Maintenance Charges collected in respect of each mortgage loan during the related Collection Period will be distributed to the holders of each of the Class A-J, Class B, Class C, Class D, Class E, Class F, Class G and Class H Certificates then entitled to distributions of principal on such Distribution Date. Such holders will receive, an amount equal to the product of
                               (a) a fraction, the numerator of which is the amount distributed as principal to the holders of that class on that Distribution Date, and the denominator of which is the total amount distributed as principal to the holders of all classes of certificates on that Distribution Date, (b) a fraction not greater than one and not less than zero, whose numerator is the difference between (i) the Pass-Through Rate on that class of certificates, and (ii) the Discount Rate used in calculating the Prepayment Premium or Yield Maintenance Charge with respect to the principal prepayment (or the current Discount Rate if not used in such calculation) and whose denominator is the difference between (i) the mortgage rate on the related mortgage loan and (ii) the Discount Rate used in calculating the Prepayment Premium or Yield Maintenance Charge with respect to that principal prepayment (or the current Discount Rate if not used in such calculation) and (c) the amount of the Prepayment Premium or Yield Maintenance Charge collected in respect of such principal prepayment during the related Collection Period.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS Securities North America Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,426,446,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ9

                               The portion, if any, of the Prepayment
                               Premium/Yield Maintenance Charge remaining after the distributions described above will be distributed to the holders of the Class X-1 Certificates and Class X-2 Certificates based on a [ ] and [ ] ratio, respectively, through and including the Distribution Date in February 2012. After the Distribution Date in February 2012 all Prepayment Premium/Yield Maintenance charges remaining after the distribution described above will be distributed to the holder of the Class X-1 Certificates.

                               Notwithstanding the foregoing, Yield Maintenance Charges collected during any Collection Period with respect to any residential cooperative mortgage loan will be distributed pro rata as follows: (a) the amount of such Yield Maintenance Charges that would have been payable with respect to such residential cooperative mortgage loan if the related mortgage interest rate was equal to the Net Mortgage Rate with respect to such mortgage loan will be distributed as set forth above, and (b) the amount of such Yield Maintenance Charges actually payable during such Collection Period in excess of the amount to be distributed pursuant to clause (a) will be distributed to the holders of the Class X-Y Certificates. In addition, notwithstanding the foregoing, Prepayment Premiums collected during any Collection Period with respect to any residential cooperative mortgage loan will be distributed as follows: (i) 50% to the holders of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-5, Class A-1A, Class B, Class C, Class D, Class E, Class F, Class G, Class H, Class X-1 and Class X-2 Certificates, allocable among such classes as set forth in the paragraphs above, and (ii) 50% to the holders of the Class X-Y Certificates.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS Securities North America Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,426,446,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ9


                               The following is an example of the Prepayment Premium Allocation for a loan that is not a residential cooperative mortgage loan under (b) above based on the information contained herein and the following assumptions:

                               Two Classes of Certificates: Class A-2 and X

                               The characteristics of the Mortgage Loan being prepaid are as follows:

                                 --  Loan Balance:  $10,000,000
                                 --  Mortgage Rate:  5.30%
                                 --  Maturity Date:  5 years (February 1, 2010)

                               The Discount Rate is equal to 3.75%

                               The Class A-2 Pass-Through Rate is equal to 4.37%


                             CLASS A-2 CERTIFICATES

                                                                    YIELD
                                                                 MAINTENANCE
                    METHOD                        FRACTION        ALLOCATION
 -------------------------------------------------------------------------------
 (Class A-2 Pass Through Rate - Discount Rate)  (4.37%-3.75%)       40.0%
 ---------------------------------------------  -------------
         (Mortgage Rate - Discount Rate)        (5.30%-3.75%)


                              CLASS X CERTIFICATES

                                                                     YIELD
                                                                  MAINTENANCE
                    METHOD                        FRACTION         ALLOCATION
 -------------------------------------------------------------------------------

        (1- Class A-2 YM Allocation)              (1-40.0%)           60.0%



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS Securities North America Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,426,446,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ9


III.   SELLERS


           Morgan Stanley Mortgage Capital Inc. ("MSMC")

           The Mortgage Pool includes 6 Mortgage Loans, representing 23.4% of the Initial Pool Balance that were originated by or on behalf of MSMC or purchased from a third party.

           MSMC, a subsidiary of Morgan Stanley and an affiliate of Morgan Stanley & Co. Incorporated, one of the underwriters, was formed as a New York corporation to originate and acquire loans secured by mortgages on commercial and multifamily real estate. Each of the MSMC mortgage loans was originated or purchased by MSMC, and all of the MSMC mortgage loans were underwritten by MSMC underwriters. The principal offices of MSMC are located at 1585 Broadway, New York, New York 10036.


           IXIS Real Estate Capital Inc. ("IXIS")

           The Mortgage Pool includes 21 Mortgage Loans, representing 18.2% of the Initial Pool Balance that were originated by or on behalf of IXIS or purchased from a third party.

           IXIS, an affiliate of IXIS Securities North America Inc., one of the underwriters, is a New York corporation that primarily engages in originating, lending against, purchasing and securitizing commercial and residential mortgage loans. IXIS is a subsidiary of IXIS Corporate and Investment Bank, a fully licensed bank under French laws.


           Principal Commercial Funding, LLC

           The Mortgage Pool includes 12 Mortgage Loans, representing 15.7% of the Initial Pool Balance, that are being contributed by Principal Commercial Funding, LLC.

           Principal Commercial Funding, LLC is a wholly owned subsidiary of Principal Global Investors, LLC, which is a wholly owned subsidiary of Principal Life Insurance Company. Principal Commercial Funding, LLC was formed as a Delaware limited liability company to originate and acquire loans secured by commercial and multifamily real estate. Each of the Principal Commercial Funding, LLC loans was originated and underwritten by Principal Commercial Funding, LLC and/or its affiliates. The offices of Principal Commercial Funding, LLC are located at 801 Grand Avenue, Des Moines, Iowa 50392.


           Massachusetts Mutual Life Insurance Company ("MassMutual")

           The Mortgage Pool includes 49 Mortgage Loans, representing 12.5% of the Initial Pool Balance, that are being contributed by MassMutual.

           MassMutual, based in Springfield, Massachusetts, is a global diversified financial services organization with more than 31,000 employees and sales representatives around the world. Babson Capital Management LLC, a MassMutual subsidiary, serves as the sole and exclusive real estate debt investment advisor to the MassMutual General Investment Account. Babson Capital Management LLC also manages and services real estate debt assets and funds for institutional clients worldwide.

           Each of the mortgage loans sold to the Trust by MassMutual was originated and underwritten by MassMutual or by Babson Capital Management LLC.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS Securities North America Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,426,446,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ9


           NCB, FSB

           The Mortgage Pool includes 73 Mortgage Loans, representing 12.2% of the Initial Pool Balance, that are being contributed by NCB, FSB.

           NCB, FSB is a federal savings bank chartered by the Office of Thrift Supervision of the U.S. Department of the Treasury. It is one of the master servicers and is a wholly-owned subsidiary of National Consumer Cooperative Bank, one of the special servicers. NCB, FSB maintains an office at 1725 Eye Street, N.W., Washington, D.C. 20006.

           NCB, FSB, together with its affiliates and parent, National Consumer Cooperative Bank, have originated over $4.5 billion in commercial and multifamily loans and securitized over $3.6 billion of such originations in 31 public securitization transactions.

           Union Central Mortgage Funding, Inc. ("UCMFI")

           The Mortgage Pool includes 54 Mortgage Loans, representing 6.7% of the Initial Pool Balance, that were originated by UCMFI.

           UCMFI is a corporation organized under the laws of the State of Ohio. UCMFI is a wholly owned subsidiary of The Union Central Life Insurance Company. UCMFI was formed to originate and acquire loans secured by commercial and multifamily real estate. UCMFI is also the Primary Servicer with respect to loans transferred by it to the trust. The principal offices of UCMFI are located at 312 Elm Street, Cincinnati, Ohio 45202. The mortgage loans for which UCMFI is the applicable mortgage loan seller were originated or acquired by UCMFI

           Teachers Insurance and Annuity Association of America ("TIAA")

           The Mortgage Pool includes 6 Mortgage Loans, representing 6.1% of the Initial Pool Balance, that are being contributed by TIAA.

           TIAA is a non-profit legal reserve life insurance and annuity company organized under the laws of the State of New York and is regulated by the New York State Insurance Department. TIAA was established in 1918 by the Carnegie Foundation for the U.S. Advancement of Teaching. TIAA invests in a broad array of debt and equity investments, as well as commercial mortgages and real estate. TIAA's principal office is located at 730 Third Avenue, New York, New York 10017. TIAA currently holds top ratings from all four leading insurance company ratings agencies: A.M. Best Co., Fitch, Moody's and S&P (these ratings of TIAA as an insurance company do not apply to the TIAA Real Estate Account).

           The TIAA mortgage loans in this transaction were acquired by TIAA from GMAC Commercial Mortgage Corporation ("GMAC") pursuant to a program under which GMAC originated loans after performing underwriting and other services under predefined procedures approved by TIAA. Such procedures outlined the parameters as to property type, leverage and debt service coverage requirements and set forth requirements for preparation of third-party reports. For each of the mortgage loans, GMAC prepared an asset summary and credit file for TIAA's approval. At each closing, the loan was closed by GMAC under loan documents prepared by counsel retained by GMAC and simultaneously assigned to and purchased by TIAA.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS Securities North America Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,426,446,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ9


           Washington Mutual Bank, FA ("WaMu")

           The Mortgage Pool includes 20 Mortgage Loans, representing 5.2% of the Initial Pool Balance, that are being contributed by WaMu.

           With a history dating back to 1889, WaMu is a retailer of financial services that provides a diversified line of products and services to consumers and small businesses. At December 31, 2004, Washington Mutual, Inc. and its subsidiaries, including WaMu, had consolidated assets of $307.92 billion. Washington Mutual, Inc. currently operates more than 2,400 consumer banking, mortgage lending, commercial banking and financial services offices throughout the nation. The commercial real estate division of WaMu provides construction, acquisition, rehabilitation and term financing for office, retail, industrial and apartment properties. On July 28, 2004, WaMu announced a series of steps designed to alter the focus of its commercial real estate division's lines of business. While WaMu's commercial real estate division continues to serve commercial customers through lending to commercial real estate owners and investors, it has discontinued its proprietary commercial mortgage-backed securitization platform, through which it originated commercial mortgage loans for securitization.

           WaMu originated all of the mortgage loans transferred to the trust for which it is the applicable mortgage loan seller and is also the Primary Servicer with respect to those mortgage loans.



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS Securities North America Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

 NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                                FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,426,446,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ9


IV.  COLLATERAL DESCRIPTION


TEN LARGEST LOANS



-----------------------------------------------------------------------------------------------------------------------------------


         MORTGAGE                                                                                         CUT-OFF DATE
  NO.    LOAN SELLER    PROPERTY NAME                          CITY            STATE   PROPERTY TYPE           BALANCE    % OF POOL
-----------------------------------------------------------------------------------------------------------------------------------

  1      MSMC           125 Park Avenue                        New York         NY     Office             $146,250,000       9.5%
----------------------------------------------------------------------------------------------------------------------------------
  2      IXIS           Central Mall-Texarkana TX              Texarkana        TX     Retail              $54,900,000       3.6%
----------------------------------------------------------------------------------------------------------------------------------
  3      IXIS           Central Mall-Lawton, OK                Lawton           OK     Retail              $43,200,000       2.8%
----------------------------------------------------------------------------------------------------------------------------------
  4      IXIS           Central Mall-Pt Arthur, TX             Port Arthur      TX     Retail              $36,400,000       2.4%
----------------------------------------------------------------------------------------------------------------------------------
  5      MSMC           Hulen Mall                             Fort Worth       TX     Retail             $120,744,094       7.9%
----------------------------------------------------------------------------------------------------------------------------------
  6      PCF            540 Madison Avenue                     New York         NY     Office              $75,000,000       4.9%
----------------------------------------------------------------------------------------------------------------------------------
  7      MSMC           225 West Broadway                      San Diego        CA     Office              $67,000,000       4.4%
----------------------------------------------------------------------------------------------------------------------------------
  8      PCF            400 Madison Avenue                     New York         NY     Office              $65,500,000       4.3%
----------------------------------------------------------------------------------------------------------------------------------
  9      TIAA           Festival at Hyannis                    Hyannis          MA     Retail              $24,050,000       1.6%
----------------------------------------------------------------------------------------------------------------------------------
  10     PCF            Elliot Corporate Center                Tempe            AZ     Office              $23,163,995       1.5%
----------------------------------------------------------------------------------------------------------------------------------
  11     PCF            Coram Plaza                            Coram            NY     Retail              $20,755,300       1.4%
----------------------------------------------------------------------------------------------------------------------------------
  12     TIAA           Phoenix Apartments                     Fresno           CA     Multifamily         $16,434,304       1.1%
----------------------------------------------------------------------------------------------------------------------------------
                        TOTALS/WEIGHTED AVERAGES                                                          $693,397,693
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------

                                                   CUT-OFF
             UNITS/     LOAN PER                      DATE     BALLOON
  NO.            SF      UNIT/SF         DSCR          LTV        LTV
----------------------------------------------------------------------
  1         603,433         $242        1.41x        63.6%      63.6%
----------------------------------------------------------------------
  2         686,823          $77        1.68x        77.6%      68.9%
----------------------------------------------------------------------
  3         526,059          $77        1.68x        77.6%      68.9%
----------------------------------------------------------------------
  4         539,791          $77        1.68x        77.6%      68.9%
----------------------------------------------------------------------
  5         348,796         $346        1.37x        74.5%      66.3%
----------------------------------------------------------------------
  6         280,830         $267        2.19x        57.7%      57.7%
----------------------------------------------------------------------
  7         330,367         $203        1.69x        69.8%      69.8%
----------------------------------------------------------------------
  8         184,859         $354        2.12x        65.5%      65.5%
----------------------------------------------------------------------
  9         225,629         $107        2.13x        65.0%      56.4%
----------------------------------------------------------------------
  10        223,392         $104        1.37x        71.7%      62.8%
----------------------------------------------------------------------
  11        144,191         $144        2.58x        53.5%      53.5%
----------------------------------------------------------------------
  12            248      $66,267        1.31x        68.5%      57.7%
----------------------------------------------------------------------
                                        1.69x        68.5%      64.5%
----------------------------------------------------------------------


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS Securities North America Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                               FUTURES AUTHORITY
--------------------------------------------------------------------------------
                                      T-20

                          $1,426,446,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2005-IQ9

I. TOTAL POOL CHARACTERISTICS

CUT-OFF DATE BALANCE ($)
------------------------------------------------------------
                                        AGGREGATE
                              NO. OF     CUT-OFF
                             MORTGAGE      DATE         % OF
                              LOANS      BALANCE ($)    POOL
------------------------------------------------------------
  = 2,500,000                 121      187,402,384    12.2
  2,500,001 -   5,000,000       64      232,717,967    15.2
  5,000,001 -   7,500,000       19      112,508,282     7.3
  7,500,001 -   10,000,000      10       87,796,530     5.7
  10,000,001 -  12,500,000       9      101,639,312     6.6
  12,500,001 -  15,000,000       6       85,099,436     5.6
  15,000,001 -  17,500,000       3       47,627,121     3.1
  20,000,001 -  30,000,000       3       67,969,295     4.4
  60,000,001 -  70,000,000       2      132,500,000     8.7
  70,000,001 =                   4      476,494,094    31.1
-------------------------------------------------------------
  TOTAL:                       241   $1,531,754,421   100.0%
-------------------------------------------------------------
  Min: $174,710     Max:  $146,250,000  Average: $6,355,827
-------------------------------------------------------------


STATE
-----------------------------------------------------------------
                                       AGGREGATE
                         NO. OF         CUT-OFF
                        MORTGAGED         DATE         % OF
                       PROPERTIES      BALANCE ($)     POOL
-----------------------------------------------------------------
 New York                  70         454,235,611       29.7
 Texas                     23         294,371,426       19.2
 California                21         204,122,540       13.3
 Florida                   17          80,524,871        5.3
 Arizona                    7          51,904,329        3.4
 Oklahoma                   3          47,561,169        3.1
 Georgia                   12          46,680,399        3.0
 Maryland                   6          31,810,155        2.1
 Virginia                   9          30,273,187        2.0
 Massachusetts              1          24,050,000        1.6
 Other                     77         266,220,734       17.4
--------------------------------------------------------------
 TOTAL:                   246      $1,531,754,421       100.0%
--------------------------------------------------------------


PROPERTY TYPE
--------------------------------------------------------------
                                         AGGREGATE
                         NO. OF           CUT-OFF
                        MORTGAGED           DATE         % OF
                       PROPERTIES        BALANCE ($)     POOL
--------------------------------------------------------------
 Office                    36            524,709,669     34.3
 Multifamily              127            435,203,868     28.4
 Retail                    44            415,276,000     27.1
 Industrial                29            101,371,811      6.6
 Hospitality                4             30,425,159      2.0
 Assisted Living
   Facility                 1             14,742,372      1.0
 Self Storage               2              5,674,506      0.4
 Mixed Use                  3              4,351,037      0.3
-------------------------------------------------------------
 TOTAL:                   246         $1,531,754,421    100.0%
-------------------------------------------------------------


SEASONING (MOS.)
--------------------------------------------------------------
                                         AGGREGATE
                         NO. OF           CUT-OFF
                        MORTGAGED           DATE         % OF
                       PROPERTIES        BALANCE ($)     POOL
--------------------------------------------------------------
 0                        9            124,539,908       8.1
 1 - 5                  136          1,061,482,748      69.3
 6 - 11                  45            149,826,884       9.8
 12 - 23                  5             15,252,646       1.0
 24 =                    46            180,652,234      11.8
--------------------------------------------------------------
 TOTAL:                 241         $1,531,754,421     100.0%
-------------------------------------------------------------
 Min: 0 mos.        Max: 109 mos.        Wtd Avg: 9 mos.
-------------------------------------------------------------


MORTGAGE RATE (%)
------------------------------------------------------------
                                        AGGREGATE
                              NO. OF     CUT-OFF
                             MORTGAGE      DATE         % OF
                              LOANS      BALANCE ($)    POOL
------------------------------------------------------------
  4.501 - 5.000             1          20,755,300        1.4
  5.001 - 5.500            46         582,210,980       38.0
  5.501 - 6.000            90         609,933,169       39.8
  6.001 - 6.500            51         109,702,117        7.2
  6.501 - 7.000             7          27,818,604        1.8
  7.001 - 7.500            10          62,259,015        4.1
  7.501 - 8.000             7          26,820,175        1.8
  8.001 - 8.500            18          50,624,098        3.3
  8.501 - 9.000             8          33,204,308        2.2
  9.001 - 9.500             3           8,426,656        0.6
-------------------------------------------------------------
  TOTAL:                  241      $1,531,754,421      100.0%
-------------------------------------------------------------
 Min: 4.550%           Max: 9.390%       Wtd Avg:  5.848%
-------------------------------------------------------------


ORIGINAL TERM TO STATED MATURITY (MOS.)
-------------------------------------------------------
                                AGGREGATE
                    NO. OF       CUT-OFF
                   MORTGAGE        DATE           % OF
                    LOANS        BALANCE ($)      POOL
-------------------------------------------------------
 = 60                 6         110,140,349       7.2
 61 - 120            139       1,131,969,444      73.9
 121 - 180            51         154,407,460      10.1
 181 - 240            43         129,283,210       8.4
 241 - 300             2           5,953,958       0.4
-------------------------------------------------------
 TOTAL:              241      $1,531,754,421     100.0%
-------------------------------------------------------
 Min: 60 mos.     Max: 300 mos.       Wtd Avg: 125 mos.
-------------------------------------------------------


REMAINING TERM TO STATED MATURITY (MOS.)
-------------------------------------------------------
                                AGGREGATE
                    NO. OF       CUT-OFF
                   MORTGAGE        DATE           % OF
                    LOANS        BALANCE ($)      POOL
-------------------------------------------------------
  = 60                6       110,140,349          7.2
  61 - 120          152     1,173,474,692         76.6
  121 - 180          63       200,275,097         13.1
  181 - 240          19        45,676,371          3.0
  241 =               1         2,187,912          0.1
-------------------------------------------------------
  TOTAL:            241    $1,531,754,421        100.0%
-------------------------------------------------------
 Min: 58 mos.     Max: 296 mos.     Wtd Avg: 115 mos.
-------------------------------------------------------


REMAINING AMORTIZATION TERM (MOS.)
-------------------------------------------------------
                                AGGREGATE
                    NO. OF       CUT-OFF
                   MORTGAGE        DATE           % OF
                    LOANS        BALANCE ($)      POOL
-------------------------------------------------------
  IO                  14      408,605,300        26.7
  61 - 120             4        5,509,324         0.4
  121 - 180           19       35,217,579         2.3
  181 - 240           30       59,475,669         3.9
  241 - 360          148      959,598,168        62.6
  361 =               26       63,348,381         4.1
-------------------------------------------------------
  TOTAL:             241   $1,531,754,421       100.0%
-------------------------------------------------------
 Min: 109 mos.      Max: 593 mos.     Wtd Avg: 329 mos.
-------------------------------------------------------


CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
-------------------------------------------------------
                                AGGREGATE
                    NO. OF       CUT-OFF
                   MORTGAGE        DATE           % OF
                    LOANS        BALANCE ($)      POOL
-------------------------------------------------------
= 10.0               23         42,634,481        2.8
10.1 - 20.0          26         56,112,635        3.7
20.1 - 30.0          21         75,817,369        4.9
30.1 - 40.0          23         65,752,546        4.3
40.1 - 50.0          31        130,085,290        8.5
50.1 - 60.0          25        148,255,225        9.7
60.1 - 70.0          52        514,870,564       33.6
70.1 - 75.0          27        293,262,631       19.1
75.1 - 80.0          10        184,912,163       12.1
80.0 - 85.0           3         20,051,516        1.3
------------------------------------------------------
TOTAL:              241     $1,531,754,421      100.0%
------------------------------------------------------
 Min: 1.9%         Max: 82.9%       Wtd Avg: 59.4%
------------------------------------------------------


BALLOON LOAN-TO-VALUE RATIO (%)
-------------------------------------------------------
                                AGGREGATE
                    NO. OF       CUT-OFF
                   MORTGAGE        DATE           % OF
                    LOANS        BALANCE ($)      POOL
-------------------------------------------------------
  = 10.0              68         125,251,579      8.2
  10.1 - 20.0         30          76,781,505      5.0
  20.1 - 30.0         31         113,293,659      7.4
  30.1 - 40.0         29         122,403,670      8.0
  40.1 - 50.0         17          53,168,319      3.5
  50.1 - 55.0         15          80,240,295      5.2
  55.1 - 60.0         17         209,606,884     13.7
  60.1 - 65.0         15         256,539,942     16.7
  65.1 - 70.0         16         471,408,569     30.8
  70.1 - 75.0          3          23,060,000      1.5
-------------------------------------------------------
  TOTAL:             241      $1,531,754,421    100.0%
-------------------------------------------------------
  Min: 0.0%      Max: 74.1%       Wtd Avg:  50.3%
-------------------------------------------------------


 DEBT SERVICE COVERAGE RATIO (X)
-------------------------------------------------------
                                AGGREGATE
                    NO. OF       CUT-OFF
                   MORTGAGE        DATE           % OF
                    LOANS        BALANCE ($)      POOL
-------------------------------------------------------
  1.01 - 1.10         18        38,638,125         2.5
  1.11 - 1.20         25        91,626,806         6.0
  1.21 - 1.30         29       117,049,640         7.6
  1.31 - 1.40         32       303,634,349        19.8
  1.41 - 1.50         16       193,385,735        12.6
  1.51 - 1.60         17        64,949,326         4.2
  1.61 - 1.70         12       274,283,580        17.9
  1.71 - 1.80          9        57,567,137         3.8
  1.81 - 1.90          4        21,604,320         1.4
  1.91 - 2.00          6        13,403,657         0.9
  2.01 - 2.50         10       182,002,682        11.9
  2.51 - 3.00          5        27,232,143         1.8
  3.01 =              58       146,376,919         9.6
-------------------------------------------------------
  TOTAL:             241    $1,531,754,421       100.0%
-------------------------------------------------------

  Min: 1.01x      Max: 46.75x       Wtd Avg:  2.05x
-------------------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the Cut-off Date.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS Securities North America Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                               FUTURES AUTHORITY
--------------------------------------------------------------------------------
                                      T-21

                          $1,426,446,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-IQ9


II. LOAN GROUP 1


CUT-OFF DATE BALANCE ($)
-------------------------------------------------------------------
                                            AGGREGATE
                                NO. OF       CUT-OFF
                               MORTGAGE        DATE           % OF
                                LOANS        BALANCE ($)      POOL
-------------------------------------------------------------------
= 2,500,000                      89         133,016,596       10.6
2,500,001 - 5,000,000            36         130,338,832       10.3
5,000,001 - 7,500,000            14          84,500,759        6.7
7,500,001 -  10,000,000           6          54,262,304        4.3
10,000,001 - 12,500,000           7          77,561,125        6.2
12,500,001 - 15,000,000           4          55,922,958        4.4
15,000,001 - 17,500,000           3          47,627,121        3.8
20,000,001 - 30,000,000           3          67,969,295        5.4
60,000,001 - 70,000,000           2         132,500,000       10.5
70,000,001 =                      4         476,494,094       37.8
-------------------------------------------------------------------
TOTAL:                          168      $1,260,193,084      100.0%
-------------------------------------------------------------------

Min: $249,676       Max: $146,250,000       Average: $7,501,149
-------------------------------------------------------------------


STATE
-------------------------------------------------------------------
                                            AGGREGATE
                                NO. OF       CUT-OFF
                               MORTGAGED       DATE           % OF
                              PROPERTIES     BALANCE ($)      POOL
-------------------------------------------------------------------
New York                         56         424,310,130       33.7
Texas                            16         262,920,485       20.9
California                       18         194,452,229       15.4
Arizona                           7          51,904,329        4.1
Oklahoma                          2          45,387,912        3.6
Florida                          13          43,411,356        3.4
Maryland                          6          31,810,155        2.5
Georgia                           9          31,334,889        2.5
Massachusetts                     1          24,050,000        1.9
Virginia                          7          21,620,925        1.7
Pennsylvania                      3          19,803,036        1.6
Other                            36         109,187,637        8.7
-------------------------------------------------------------------
TOTAL:                          174      $1,260,193,084      100.0%
-------------------------------------------------------------------


PROPERTY TYPE
--------------------------------------------------------------------
                                            AGGREGATE
                                NO. OF       CUT-OFF
                               MORTGAGED       DATE           % OF
                              PROPERTIES     BALANCE ($)      POOL
--------------------------------------------------------------------
Office                           36         524,709,669         41.6
Retail                           44         415,276,000         33.0
Multifamily                      55         163,642,531         13.0
Industrial                       29         101,371,811          8.0
Hospitality                       4          30,425,159          2.4
Assisted Living Facility          1          14,742,372          1.2
Self Storage                      2           5,674,506          0.5
Mixed Use                         3           4,351,037          0.3
--------------------------------------------------------------------
TOTAL:                          174      $1,260,193,084        100.0%
--------------------------------------------------------------------


SEASONING (MOS.)
-------------------------------------------------------------
                                     AGGREGATE
                         NO. OF       CUT-OFF
                        MORTGAGED       DATE           % OF
                       PROPERTIES     BALANCE ($)      POOL
-------------------------------------------------------------
0                           9         124,539,908       9.9
1 - 5                     118       1,007,623,985      80.0
6 - 11                     38         120,793,403       9.6
12 - 23                     2           3,808,456       0.3
24 =                        1           3,427,331       0.3
-------------------------------------------------------------
TOTAL:                    168      $1,260,193,084     100.0%
-------------------------------------------------------------
Min: 0 mos.         Max: 91 mos.        Wtd Avg: 3 mos.
-------------------------------------------------------------


MORTGAGE RATE (%)
-------------------------------------------------------------
                                     AGGREGATE
                         NO. OF       CUT-OFF
                        MORTGAGE        DATE          % OF
                         LOANS      BALANCE ($)       POOL
-----------------------------------------------------------
  4.501 - 5.000             1        20,755,300        1.6
  5.001 - 5.500            42       562,844,847       44.7
  5.501 - 6.000            77       560,307,010       44.5
  6.001 - 6.500            44        97,786,718        7.8
  6.501 - 7.000             3        15,071,879        1.2
  8.501 - 9.000             1         3,427,331        0.3
-----------------------------------------------------------
  TOTAL:                  168    $1,260,193,084      100.0%
-----------------------------------------------------------
 Min: 4.550%           Max: 8.770%       Wtd Avg: 5.537%
-----------------------------------------------------------


ORIGINAL TERM TO STATED MATURITY (MOS.)
-------------------------------------------------------------
                                     AGGREGATE
                         NO. OF       CUT-OFF
                        MORTGAGE        DATE           % OF
                         LOANS       BALANCE ($)       POOL
-----------------------------------------------------------
 = 60                        6        110,140,349       8.7
 61 - 120                  118      1,055,613,613      83.8
 121 - 180                  27         62,454,180       5.0
 181 - 240                  16         29,797,030       2.4
 241 - 300                   1          2,187,912       0.2
-----------------------------------------------------------
 TOTAL:                    168     $1,260,193,084     100.0%
-----------------------------------------------------------
 Min: 60 mos.        Max: 300 mos.        Wtd Avg: 113 mos.
-----------------------------------------------------------


REMAINING TERM TO STATED MATURITY (MOS.)
-------------------------------------------------------------
                                     AGGREGATE
                         NO. OF       CUT-OFF
                        MORTGAGE        DATE           % OF
                         LOANS       BALANCE ($)       POOL
-----------------------------------------------------------
  = 60                      6         110,140,349      8.7
  61 - 120                121       1,066,037,883     84.6
  121 - 180                25          54,018,818      4.3
  181 - 240                15          27,808,122      2.2
  241 =                     1           2,187,912      0.2
-----------------------------------------------------------
  TOTAL:                  168      $1,260,193,084    100.0%
-----------------------------------------------------------
 Min: 58 mos.        Max: 296 mos.        Wtd Avg: 111 mos.
-----------------------------------------------------------


REMAINING AMORTIZATION TERM (MOS.)
----------------------------------------------------------
                                     AGGREGATE
                         NO. OF       CUT-OFF
                        MORTGAGE        DATE         % OF
                         LOANS       BALANCE ($)     POOL
----------------------------------------------------------
  IO                       13      406,105,300       32.2
  61 - 120                  3        3,736,365        0.3
  121 - 180                17       32,656,937        2.6
  181 - 240                27       51,937,669        4.1
  241 - 360                88      723,132,222       57.4
  361 =                    20       42,624,590        3.4
----------------------------------------------------------
  TOTAL:                  168   $1,260,193,084      100.0%
----------------------------------------------------------
 Min: 109 mos.        Max: 593 mos.     Wtd Avg: 322 mos.
----------------------------------------------------------


CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
----------------------------------------------------------
                                     AGGREGATE
                         NO. OF       CUT-OFF
                        MORTGAGE        DATE         % OF
                         LOANS       BALANCE ($)     POOL
----------------------------------------------------------
= 10.0                     19         36,390,726      2.9
10.1 - 20.0                20         29,182,440      2.3
20.1 - 30.0                 7         39,231,682      3.1
30.1 - 40.0                 4          5,792,069      0.5
40.1 - 50.0                14         25,996,386      2.1
50.1 - 60.0                19        126,331,080     10.0
60.1 - 70.0                48        504,658,371     40.0
70.1 - 75.0                25        289,640,475     23.0
75.1 - 80.0                 9        182,918,340     14.5
80.1 - 85.0                 3         20,051,516      1.6
----------------------------------------------------------
TOTAL:                    168     $1,260,193,084    100.0%
----------------------------------------------------------
 Min: 1.9%        Max:  82.9%        Wtd Avg:  63.8%
----------------------------------------------------------


 BALLOON LOAN-TO-VALUE RATIO (%)
----------------------------------------------------------
                                     AGGREGATE
                         NO. OF       CUT-OFF
                        MORTGAGE        DATE         % OF
                         LOANS       BALANCE ($)     POOL
----------------------------------------------------------
  = 10.0                    60       110,501,452      8.8
  10.1 - 20.0               17        32,478,211      2.6
  20.1 - 30.0                9        36,406,934      2.9
  30.1 - 40.0                9        18,483,397      1.5
  40.1 - 50.0               13        40,046,828      3.2
  50.1 - 55.0               12        67,681,278      5.4
  55.1 - 60.0               16       207,421,718     16.5
  60.1 - 65.0               14       254,698,521     20.2
  65.1 - 70.0               15       469,414,746     37.2
  70.1 - 75.0                3        23,060,000      1.8
 ---------------------------------------------------------
  TOTAL:                   168    $1,260,193,084    100.0%
 ---------------------------------------------------------
  Min: 0.0%         Max:   74.1%     Wtd Avg:     54.9%
 ---------------------------------------------------------


 DEBT SERVICE COVERAGE RATIO (X)
----------------------------------------------------------
                                     AGGREGATE
                         NO. OF       CUT-OFF
                        MORTGAGE        DATE         % OF
                         LOANS       BALANCE ($)     POOL
----------------------------------------------------------
1.01 - 1.10                10         20,333,152      1.6
1.11 - 1.20                17         61,283,597      4.9
1.21 - 1.30                16         48,055,171      3.8
1.31 - 1.40                21        255,756,070     20.3
1.41 - 1.50                11        179,544,973     14.2
1.51 - 1.60                12         54,494,222      4.3
1.61 - 1.70                11        272,289,757     21.6
1.71 - 1.80                 8         42,735,432      3.4
1.81 - 1.90                 2         18,300,000      1.5
1.91 - 2.00                 5          9,637,611      0.8
2.01 - 2.50                 8        174,045,360     13.8
2.51 - 3.00                 3         24,243,919      1.9
3.01 =                     44         99,473,819      7.9
----------------------------------------------------------
TOTAL:                    168     $1,260,193,084    100.0%
----------------------------------------------------------
  Min: 1.03x       Max: 46.75x          Wtd Avg:  2.04x
----------------------------------------------------------


All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the Cut-off Date.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS Securities North America Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                               FUTURES AUTHORITY
--------------------------------------------------------------------------------
                                      T-22

                          $1,426,446,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-IQ9


III. LOAN GROUP 2


CUT-OFF DATE BALANCE ($)
------------------------------------------------------------
                                       AGGREGATE
                           NO. OF       CUT-OFF
                          MORTGAGE        DATE         % OF
                           LOANS       BALANCE ($)     POOL
------------------------------------------------------------
= 2,500,000                  32       54,385,787        20.0
2,500,001 - 5,000,000        28      102,379,135        37.7
5,000,001 - 7,500,000         5       28,007,523        10.3
7,500,001 - 10,000,000        4       33,534,226        12.3
10,000,001 - 12,500,000       2       24,078,187         8.9
12,500,001 - 15,000,000       2       29,176,478        10.7
------------------------------------------------------------
TOTAL:                       73     $271,561,337       100.0%
------------------------------------------------------------
Min: $174,710     Max: $14,831,705    Average: $3,720,018
------------------------------------------------------------


STATE
------------------------------------------------------------
                                         AGGREGATE
                           NO. OF         CUT-OFF
                          MORTGAGED        DATE         % OF
                         PROPERTIES      BALANCE ($)     POOL
------------------------------------------------------------
Florida                       4         37,113,516      13.7
Texas                         7         31,450,941      11.6
New York                     14         29,925,481      11.0
District of Columbia          2         16,409,533       6.0
Illinois                      2         15,990,777       5.9
Georgia                       3         15,345,510       5.7
North Carolina                4         13,982,839       5.1
Michigan                      3         12,384,149       4.6
Ohio                          3         11,269,064       4.1
Utah                          4         11,153,290       4.1
California                    3          9,670,311       3.6
Virginia                      2          8,652,263       3.2
Tennessee                     2          7,348,662       2.7
Other                        19         50,865,003      18.7
------------------------------------------------------------
TOTAL:                       72       $271,561,337     100.0%
------------------------------------------------------------


PROPERTY TYPE
------------------------------------------------------------
                                         AGGREGATE
                           NO. OF         CUT-OFF
                          MORTGAGED        DATE         % OF
                         PROPERTIES      BALANCE ($)     POOL
------------------------------------------------------------
Multifamily                 52          210,099,595     77.4
Cooperative                 20           61,461,743     22.6
------------------------------------------------------------
TOTAL:                      72         $271,561,337    100.0%
------------------------------------------------------------


SEASONING (MOS.)
------------------------------------------------------------
                                         AGGREGATE
                           NO. OF         CUT-OFF
                          MORTGAGED        DATE         % OF
                         PROPERTIES      BALANCE ($)     POOL
------------------------------------------------------------
1 - 5                       18          53,858,763      19.8
6 - 11                       7          29,033,481      10.7
12 - 23                      3          11,444,190       4.2
24 =                        45         177,224,906      65.3
------------------------------------------------------------
TOTAL:                      73        $271,561,337     100.0%
------------------------------------------------------------
  Min: 2 mos.        Max: 109 mos.      Wtd Avg: 39 mos.
------------------------------------------------------------


MORTGAGE RATE (%)
-----------------------------------------------------------
                                       AGGREGATE
                           NO. OF       CUT-OFF
                          MORTGAGE       DATE         % OF
                           LOANS      BALANCE ($)     POOL
-----------------------------------------------------------
  5.001 - 5.500              4         19,366,133       7.1
  5.501 - 6.000             13         49,626,159      18.3
  6.001 - 6.500              7         11,915,399       4.4
  6.501 - 7.000              4         12,746,725       4.7
  7.001 - 7.500             10         62,259,015      22.9
  7.501 - 8.000              7         26,820,175       9.9
  8.001 - 8.500             18         50,624,098      18.6
  8.501 - 9.000              7         29,776,977      11.0
  9.001 - 9.500             43          8,426,656       3.1
-----------------------------------------------------------
  TOTAL:                    73       $271,561,337     100.0%
-----------------------------------------------------------
    Min: 5.180%       Max: 9.390%          Wtd Avg: 7.292%
-----------------------------------------------------------


ORIGINAL TERM TO STATED MATURITY (MOS.)
-----------------------------------------------------------
                                       AGGREGATE
                           NO. OF       CUT-OFF
                          MORTGAGE       DATE         % OF
                           LOANS      BALANCE ($)     POOL
-----------------------------------------------------------
 61 - 120                   21         76,355,831      28.1
 121 - 180                  24         91,953,280      33.9
 181 - 240                  27         99,486,180      36.6
 241 - 300                   1          3,766,046       1.4
-----------------------------------------------------------
 TOTAL:                     73       $271,561,337     100.0%
-----------------------------------------------------------
   Min: 84 mos.      Max: 300 mos.    Wtd Avg: 178 mos.
-----------------------------------------------------------


REMAINING TERM TO STATED MATURITY (MOS.)
-----------------------------------------------------------
                                       AGGREGATE
                           NO. OF       CUT-OFF
                          MORTGAGE       DATE         % OF
                           LOANS      BALANCE ($)     POOL
-----------------------------------------------------------
  61 - 120                   31       107,436,809      39.6
  121 - 180                  38       146,256,279      53.9
  181 - 240                   4        17,868,249       6.6
-----------------------------------------------------------
  TOTAL:                     73      $271,561,337     100.0%
-----------------------------------------------------------
    Min: 81 mos.     Max: 238 mos.     Wtd Avg: 138 mos.
-----------------------------------------------------------


REMAINING AMORTIZATION TERM (MOS.)
----------------------------------------------------------
                                       AGGREGATE
                           NO. OF       CUT-OFF
                          MORTGAGE       DATE         % OF
                           LOANS      BALANCE ($)     POOL
----------------------------------------------------------
  IO                         1          2,500,000      0.9
  61 - 120                   1          1,772,959      0.7
  121 - 180                  2          2,560,643      0.9
  181 - 240                  3          7,538,000      2.8
  241 - 360                 60        236,465,945     87.1
  361 =                      6         20,723,791      7.6
----------------------------------------------------------
  TOTAL:                    73       $271,561,337    100.0%
----------------------------------------------------------
    Min: 113 mos.      Max: 478 mos.     Wtd Avg: 320 mos.
-----------------------------------------------------------


CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
----------------------------------------------------------
                                       AGGREGATE
                           NO. OF       CUT-OFF
                          MORTGAGE       DATE         % OF
                           LOANS      BALANCE ($)     POOL
----------------------------------------------------------
= 10.0                       4          6,243,756      2.3
10.1 - 20.0                  6         26,930,195      9.9
20.1 - 30.0                 14         36,585,687     13.5
30.1 - 40.0                 19         59,960,476     22.1
40.1 - 50.0                 17        104,088,904     38.3
50.1 - 60.0                  6         21,924,145      8.1
60.1 - 70.0                  4         10,212,193      3.8
70.1 - 75.0                  2          3,622,157      1.3
75.1 - 80.0                  1          1,993,824      0.7
----------------------------------------------------------
TOTAL:                      73       $271,561,337    100.0%
----------------------------------------------------------
   Min: 3.1%         Max: 79.8%          Wtd Avg: 38.6%
----------------------------------------------------------


BALLOON LOAN-TO-VALUE RATIO (%)
----------------------------------------------------------
                                       AGGREGATE
                           NO. OF       CUT-OFF
                          MORTGAGE       DATE         % OF
                           LOANS      BALANCE ($)     POOL
----------------------------------------------------------
 = 10.0                      8         14,750,127      5.4
 10.1 - 20.0                13         44,303,294     16.3
 20.1 - 30.0                22         76,886,725     28.3
 30.1 - 40.0                20        103,920,272     38.3
 40.1 - 50.0                 4         13,121,491      4.8
 50.1 - 55.0                 3         12,559,017      4.6
 55.1 - 60.0                 1          2,185,166      0.8
 60.1 - 65.0                 1          1,841,421      0.7
 65.1 - 70.0                 1          1,993,824      0.7
----------------------------------------------------------
 TOTAL:                     73       $271,561,337    100.0%
----------------------------------------------------------
   Min: 0.0%        Max: 66.7%          Wtd Avg:  29.2%
----------------------------------------------------------


 DEBT SERVICE COVERAGE RATIO (X)
----------------------------------------------------------
                                       AGGREGATE
                           NO. OF       CUT-OFF
                          MORTGAGE       DATE         % OF
                           LOANS      BALANCE ($)     POOL
----------------------------------------------------------
1.01 - 1.10                  8         18,304,973      6.7
1.11 - 1.20                  8         30,343,209     11.2
1.21 - 1.30                 13         68,994,469     25.4
1.31 - 1.40                 11         47,878,278     17.6
1.41 - 1.50                  5         13,840,762      5.1
1.51 - 1.60                  5         10,455,105      3.8
1.61 - 1.70                  1          1,993,824      0.7
1.71 - 1.80                  1         14,831,705      5.5
1.81 - 1.90                  2          3,304,320      1.2
1.91 - 2.00                  1          3,766,046      1.4
2.01 - 2.50                  2          7,957,322      2.9
2.51 - 3.00                  2          2,988,224      1.1
3.01 =                      14         46,903,100     17.3
----------------------------------------------------------
TOTAL:                      73       $271,561,337    100.0%
----------------------------------------------------------
   Min: 1.01x         Max: 20.44x        Wtd Avg:  2.10x
----------------------------------------------------------



All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the Cut-off Date.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS Securities North America Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                               FUTURES AUTHORITY
--------------------------------------------------------------------------------
                                      T-23

                          $1,426,446,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-IQ9

PREPAYMENT RESTRICTION ANALYSIS: TOTAL POOL


PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)(2)(3)



-----------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS               FEB-05            FEB-06             FEB-07            FEB-08              FEB-09
-----------------------------------------------------------------------------------------------------------------------

Locked Out                            92.39%            92.30%             88.16%            87.67%              86.15%
Yield Maintenance Total                7.61%             7.70%             11.84%            12.33%              13.85%
Penalty Points Total                   0.00%             0.00%              0.00%             0.00%               0.00%
Open                                   0.00%             0.00%              0.00%             0.00%               0.00%
-----------------------------------------------------------------------------------------------------------------------
TOTALS                               100.00%           100.00%            100.00%           100.00%             100.00%
-----------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding     $1,531,754,421    $1,517,577,738     $1,502,207,730    $1,484,661,384      $1,465,771,047
% Initial Pool Balance               100.00%            99.07%             98.07%            96.93%              95.69%
-----------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS              FEB-10                FEB-11               FEB-12
-----------------------------------------------------------------------------------------------------
Locked Out                           82.52%                80.45%               77.29%
Yield Maintenance Total              17.32%                17.81%               22.52%
Penalty Points Total                  0.17%                 0.17%                0.19%
Open                                  0.00%                 1.57%                0.00%
-----------------------------------------------------------------------------------------------------
TOTALS                              100.00%               100.00%              100.00%
-----------------------------------------------------------------------------------------------------
Pool Balance Outstanding     $1,335,315,819       $1,312,696,695       $1,100,554,969
% Initial Pool Balance                87.18%               85.70%               71.85%
-----------------------------------------------------------------------------------------------------


PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%)(1)(2)(3)
----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS             FEB-13        FEB-14         FEB-15         FEB-16         FEB-17        FEB-18         FEB-19
----------------------------------------------------------------------------------------------------------------------------------
Locked Out                          75.78%        69.38%         38.66%         38.89%         16.97%        25.00%         23.28%
Yield Maintenance Total             22.16%        22.64%         60.37%         56.55%         70.45%        71.09%         67.57%
Penalty Points Total                 2.06%         6.89%          0.00%          0.00%          2.15%         3.91%          5.56%
Open                                 0.00%         1.09%          0.98%          4.56%         10.42%         0.00%          3.60%
----------------------------------------------------------------------------------------------------------------------------------
TOTALS                             100.00%       100.00%        100.00%        100.00%        100.00%       100.00%        100.00%
----------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding   $1,065,279,177   $964,248,270   $183,511,044   $172,590,022   $136,327,375   $73,102,873    $49,860,777
% Initial Pool Balance              69.55%        62.95%         11.98%         11.27%          8.90%         4.77%          3.26%
----------------------------------------------------------------------------------------------------------------------------------


NOTES:

(1) The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement

(2) See Appendix II of the Prospectus Supplement for a description of the Yield Maintenance

(3)  DEF/YM1 loans have been modeled as Yield Maintenance





--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS Securities North America Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                               FUTURES AUTHORITY
--------------------------------------------------------------------------------
                                      T-24

                          $1,426,446,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-IQ9

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 1




PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)(2)(3)

-----------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                    FEB-05               FEB-06              FEB-07             FEB-08               FEB-09
-----------------------------------------------------------------------------------------------------------------------------------

Locked Out                                 90.97%               91.16%              87.86%              87.80%              88.03%
Yield Maintenance Total                     9.03%                8.84%              12.14%              12.20%              11.97%
Penalty Points Total                        0.00%                0.00%               0.00%               0.00%               0.00%
Open                                        0.00%                0.00%               0.00%               0.00%               0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS                                    100.00%              100.00%             100.00%             100.00%             100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding          $1,260,193,084       $1,249,755,839      $1,238,404,962      $1,225,178,903      $1,210,927,155
% Initial Pool Balance                    100.00%               99.17%              98.27%              97.22%             96.09%
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                   FEB-10                FEB-11              FEB-12
------------------------------------------------------------------------------------------
Locked Out                                87.17%                 85.54%             83.59%
Yield Maintenance Total                   12.62%                 12.33%             16.16%
Penalty Points Total                       0.21%                  0.20%              0.24%
Open                                       0.00%                  1.93%              0.00%
------------------------------------------------------------------------------------------
TOTALS                                   100.00%                100.00%            100.00%
------------------------------------------------------------------------------------------
Pool Balance Outstanding         $1,085,465,436         $1,068,216,015       $870,193,363
% Initial Pool Balance                   86.13%                  84.77%             69.05%
------------------------------------------------------------------------------------------


PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D)
(%) (1)(2)(3)

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS            FEB-13          FEB-14         FEB-15         FEB-16         FEB-17         FEB-18         FEB-19
------------------------------------------------------------------------------------------------------------------------------------
Locked Out                         83.37%          77.72%         29.24%         30.88%         25.84%         27.77%         31.18%
Yield Maintenance Total            14.73%          15.37%         70.76%         69.12%         67.07%         64.40%         59.75%
Penalty Points Total                1.90%           5.74%          0.00%          0.00%          7.09%          7.83%          9.07%
Open                                0.00%           1.16%          0.00%          0.00%          0.00%          0.00%          0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                            100.00%         100.00%        100.00%        100.00%        100.00%        100.00%        100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding     $844,693,514    $753,540,521    $50,645,904    $46,097,111    $41,373,337    $36,464,171    $30,562,261
% Initial Pool Balance             67.03%          59.80%          4.02%          3.66%          3.28%          2.89%          2.43%
------------------------------------------------------------------------------------------------------------------------------------


NOTES:

(1) The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement

(2) See Appendix II of the Prospectus Supplement for a description of the Yield Maintenance

(3)  DEF/YM1 loans have been modeled as Yield Maintenance


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, IXIS Securities North America Inc. and Greenwich Capital Markets, Inc. (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
                               FUTURES AUTHORITY
--------------------------------------------------------------------------------
                                      T-25

                          $1,426,446,000 (APPROXIMATE)
                          MORGAN STANLEY CAPITAL I INC.
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                 SERIES 2005-IQ9

PREPAYMENT RESTRICTION ANALYSIS: LOAN GROUP 2




PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)(2)(3)

----------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                  FEB-05               FEB-06            FEB-07            FEB-08             FEB-09
----------------------------------------------------------------------------------------------------------------------------
Locked Out                               98.98%               97.63%            89.56%            87.07%             77.25%
Yield Maintenance Total                   1.02%                2.37%            10.44%            12.93%             22.75%
Penalty Points Total                      0.00%                0.00%             0.00%             0.00%              0.00%
Open                                      0.00%                0.00%             0.00%             0.00%              0.00%
----------------------------------------------------------------------------------------------------------------------------
TOTALS                                  100.00%              100.00%           100.00%           100.00%            100.00%
----------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding           $271,561,337         $267,821,899      $263,802,768      $259,482,480       $254,843,892
% Initial Pool Balance                  100.00%               98.62%            97.14%            95.55%             93.84%
----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS                 FEB-10            FEB-11             FEB-12
-----------------------------------------------------------------------------------
Locked Out                              62.30%            58.22%             53.47%
Yield Maintenance Total                 37.70%            41.78%             46.53%
Penalty Points Total                     0.00%             0.00%              0.00%
Open                                     0.00%             0.00%              0.00%
-----------------------------------------------------------------------------------
TOTALS                                 100.00%           100.00%            100.00%
-----------------------------------------------------------------------------------
Pool Balance Outstanding          $249,850,383      $244,480,680       $230,361,606
% Initial Pool Balance                  92.01%            90.03%             84.83%
-----------------------------------------------------------------------------------


PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (CONT'D) (%)(1)(2)(3)

------------------------------------------------------------------------------------------------------------------------------------
PREPAYMENT RESTRICTIONS            FEB-13         FEB-14          FEB-15          FEB-16         FEB-17         FEB-18        FEB-19
------------------------------------------------------------------------------------------------------------------------------------
Locked Out                         46.72%         39.55%          42.25%          41.81%         13.11%         22.25%        10.77%
Yield Maintenance Total            50.61%         48.61%          56.40%          51.97%         71.93%         77.75%        79.94%
Penalty Points Total                2.66%         11.02%           0.00%           0.00%          0.00%          0.00%         0.00%
Open                                0.00%          0.83%           1.35%           6.22%         14.96%          0.00%         9.29%
------------------------------------------------------------------------------------------------------------------------------------
TOTALS                            100.00%        100.00%         100.00%         100.00%        100.00%        100.00%       100.00%
------------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding     $220,585,663   $210,707,749    $132,865,140    $126,492,911    $94,954,039    $36,638,702   $19,298,516
% Initial Pool Balance             81.23%         77.59%          48.93%          46.58%         34.97%         13.49%        7.11%
------------------------------------------------------------------------------------------------------------------------------------

NOTES:

(1) The above analysis is based on the Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement

(2) See Appendix II of the Prospectus Supplement for a description of the Yield Maintenance

(3)  DEF/YM1 loans have been modeled as Yield Maintenance


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